UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 1, 2012 (January 31, 2012)

Centrue Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-28846	36-3145350
(Commission File Number)	(IRS Employer Identification No.)

7700 Bonhomme Avenue St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (314) 505-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2012, Centrue Financial Corporation (the “Company”) reported the appointment of Daniel R. Kadolph, as Executive Vice President/Chief Financial Officer of the Company and Centrue Bank. Mr. Kadolph has served as Interim Chief Financial Officer since October 2011.

Daniel R. Kadolph formerly served as Executive Vice President, Chief Administrative and Financial Officer of Midwest Banc Holdings, Inc., Melrose Park, Illinois from 2000 to 2008. From 2008 until he joined the Company as Interim Chief Financial Officer in October 2011, Mr. Kadolph provided financial and accounting services as an independent contractor/consultant to various community banks throughout Illinois.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

News Release Dated January 31, 2012 issued by Centrue Financial Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRUE FINANCIAL CORPORATION
(Registrant)

By:	/s/ Kurt R. Stevenson
Kurt R. Stevenson, President and Chief Executive Officer

Dated: February 1, 2012

EXHIBIT INDEX

Exhibit Number

99.1	News Release Dated January 31, 2012 issued by Centrue Financial Corporation